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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2005

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

          Delaware                      000-50677                23-2269490
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

3401 Masons Mill Rd., Suite 100, Huntingdon Valley, Pennsylvania        19006
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    (Address of principal executive offices)                          (Zip Code)

Registrant's telephone, including area code: (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)

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ITEM 8.01 OTHER EVENTS

     On March 17, 2005, Immunicon Corporation issued a press release announcing that that the CellTracks(R) Analyzer II was cleared by the U.S. Food and Drug Administration for in vitro diagnostic use through the 510(k) pre-market notification process. The CellTracks(R) Analyzer II is used in conjunction with kits that incorporate Immunicon reagent technologies and the CellTracks(R) AutoPrep System, which automates, standardizes and optimizes sample preparation. The new analyzer provides improved functionality, increased automation and enhanced software for analysis of rare cells and is intended to replace Immunicon's current analysis platform, the CellSpotter(R) Analyzer. Immunicon anticipates release for sale in the second quarter of 2005.

     A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 EXHIBITS

     (c) Exhibits.

               99.1 - Press release dated March 17, 2005

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMMUNICON CORPORATION

Date: March 17, 2005                   By:    /s/ JAMES G. MURPHY
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                                       Name:  James G. Murphy
                                       Title: Senior Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DOCUMENT
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99.1              Press release dated March 17, 2005.